EXHIBIT 32

                                CERTIFICATION OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                          PRINCIPAL ACCOUNTING OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Cimnet, Inc. (the "Company") for the quarter ended September 30, 2005, I, John D. Richardson, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ JOHN D. RICHARDSON
-------------------------------------
John D. Richardson
Chief Executive Officer and Principal Accounting Officer


November 14, 2005


                                       20